UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                October 4, 2004
              Date of Report (Date of earliest event reported):

                   BEAR STEARNS ASSET BACKED FUNDING II INC.
                   -----------------------------------------
                         Whole Auto Loan Trust 2003-1
            (Exact name of registrant as specified in its charter)

               Delaware                              333-107577-01                           20-0120396
---------------------------------------- -------------------------------------- --------------------------------------
            (State or other                          (Commission                          (I.R.S. Employer
            jurisdiction of                          File Number)                        Identification No.)
            incorporation)


383 Madison Avenue
New York, New York                                                  10179
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 272-2000
                                                    --------------

                                      N/A
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

        (17 CFR 240.13e-4(c))


Section 8    Other Events
             ------------


Item 8.01    Other Events.

     Effective October 4, 2004, Bear Stearns Asset Receivables Corp., the Servicer, removed Systems & Services Technologies, Inc. as Data Administrator under the Data Administration Agreement pursuant to the provision of that agreement that allows the Servicer to remove the Data Administrator without cause. Bear Stearns Asset Receivables Corp. is now the Data Administrator.



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

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                    BEAR STEARNS ASSET BACKED
                                    FUNDING II INC.



                                    By:      /s/ Brant Brooks
                                        ---------------------------
                                        Brant Brooks
                                        Senior Vice President


Date:  October 7, 2004



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